SUPPLEMENT TO THE PROSPECTUS
OF
ALLSPRING MULTI-ASSET FUNDS
For the Allspring Absolute Return Fund
Allspring Asset Allocation Fund
Allspring Real Return Fund
(each a “Fund”, together the “Funds”)

Effective January 1, 2026, in the section entitled “Account Information - Distributions”, the second paragraph is replaced with the following:

The Funds generally make distributions of any net investment income and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed. Please contact your institution for distribution options.

November 12, 2026	SUP1753 11-26